UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): September 2, 2003



                     SUPERIORCLEAN, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                             88-0492605
    --------------------                 --------------------
 (STATE OR OTHER JURISDICTION              (IRS EMPLOYER
            OF                           INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



   10011-123 St. NW, Suite 2303 Edmonton,
           Alberta, Canada                          T5N 1M9
-----------------------------------------     ------------------
       (Address of Principal                       (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code: (519) 541-1564


                             N/A
                        -------------
  (Former Name or Former Address, if Changed Since Last Report)


       1183 S. Huron Street, Denver,
                Colorado                             80223
      -------------------------------            --------------
        (Address of Principal                      (Zip Code)
           Executive Offices)


Phone Number: (303) 933-3000




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ITEM 5.  Other Events and Regulation FD Disclosure.

On September 2, 2003 we signed an amendment to our Common Stock
Purchase Agreement with Megola, Inc.  The amendment is attached as
Exhibit 2.1. We urge all interested parties to review the amendment in its entirety.


ITEM 7.  EXHIBITS

Exhibit 2.1  Amendment to Megola Agreement






























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                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SuperiorClean, Inc.
              --------------------------------
                        (Registrant)


By: /s/ Aldo Rotondi
   --------------------
Aldo Rotondi, President



  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


     Signature               Title                  Date
  ------------            ---------             ----------

 /s/ Aldo Rotondi         President           September 2, 2003
 ----------------
  Aldo Rotondi


















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